EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference of our report dated October 20, 2004, which is included in this Form SB-2 Registration Statement.

/s/ Hurley & Company

Hurley & Company
Granada Hills, California
February 21, 2005